UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/12

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

AmericaFirst Defensive Growth Fund

AmericaFirst Income Trends Fund

AmericaFirst Absolute Return Fund

AmericaFirst Quantitative Strategies Fund

June 30, 2012

Mutual Fund Series Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

AmericaFirst Capital Management, LLC is located at 8150 Sierra College Blvd (Suite 290); Roseville, CA and distributes its mutual funds through Northern Lights Distributors, LLC. AmericaFirst Capital Management, LLC is an owner of Matrix Capital Group, Inc. AmericaFirst is not affiliated with Burlington Capital Group, LLC (formerly America First Companies) or any of its subsidiaries.

Dear Shareholder:

AmericaFirst Capital Management is pleased to announce the Fiscal Year 2012 annual report and  performance for the AmericaFirst family of mutual funds.

Performance as of 6/30/20121

Fund	Class	1 Year	3 Year	Since Inception
Quantitative Strategies Fund	A	2.16%	15.77%	-3.78%[2]
Absolute Return Fund	I	-7.68%	NA	5.18%[3]
Defensive Growth Fund	I	8.45%	NA	7.43%[4]
Income Trends Fund	I	-4.01%	NA	2.22%[5]

At AmericaFirst, we believe that emotion is a primary risk factor affecting investors.  Greed prompts investors to buy high while fear causes them to sell low.  There is also the risk of comfort creating a false sense of security resulting in inaction.

AmericaFirst’s management team strongly believes in the discipline derived from performing extensive backtesting of securities performance characteristics in any type of economic environment.  The results of this quantitative research provides the basis for rules-based investment strategies and models.  There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

1 The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted.  Past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.  Review the Funds’ prospectus for more information regarding the funds’ fees and expenses, including other share classes.  For performance information current to the most recent month-end, call toll free (866) 960-1355.

2 Inception date – September 28, 2007

3 Inception date(share class) – July 12, 2010 (Fund inception, February 26, 2010)

4 Inception date – May 23, 2011

5 Inception date – July 1, 2010

We learn from history, so you won’t have to!!

AmericaFirst Quantitative Strategies Fund

(A Shares: AFIAX, C Shares: AFISX)

Objective:  The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

Ticker	1 Year	2 Year	3 Year	Since Inception
AFIAX	2.16%	14.20%	15.77%	-3.78%
S&P 500 TR	5.45%	17.39%	16.40%	-0.19%

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 10/31/2012, to ensure that the net annual fund operating expenses will not exceed 1.50%, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would be 1.74%.

In the Fiscal Year End June, 2012, the AmericaFirst Quantitative Strategies Fund rose 2.16%.  This compares to the S&P 500, which rose 5.45%.  In the past three years the Fund has returned an annualized 15.77%, slightly underperforming the S&P 500 by 0.63%.

The Quantitative Strategies Fund finished the year in the top 9% by performance of funds by in Morningstar’s Aggressive Allocation category6 on a 12-month basis, and top 3% on a three year basis.  Morningstar rated the fund 5 stars (highest rating) out of 379 Aggressive Allocation funds as of 6/30/2012 based upon risk-adjusted returns7.

Overall risk and portfolio statistics remain favorable.  The Fund has experienced a 102% upside capture ratio and a 66% downside capture ratio since inception.  Up correlation is 65% versus down correlation of 74%.  Up Beta is 0.86 while down Beta is 0.80.

We continue to believe that the Quantitative Strategies Fund represents an excellent selection for investors who are looking for a core portfolio allocation designed to provide favorable returns versus the S&P 500, with less overall portfolio volatility and risk.

6 Aggressive Allocation (379 funds within category): Morningstar’s definition of Aggressive-allocation portfolios seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than moderate-allocation portfolios. These portfolios typically have 70% to 90% of assets in equities and the remainder in fixed income and cash.

7 Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. The top 10% of the funds in a rating universe receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance or ranking is not indicative of future results.

  AmericaFirst Capital Management

Roseville, CA

866-960-1355

www.AmericaFirstFunds.com

AmericaFirst Absolute Return Fund

(A Shares: ABRFX, U Shares: ABRUX, I Shares: ABRWX)

Objective:  The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

Ticker	1 Year	Inception
ABRWX	-7.68%	5.18%
S&P 500 TR	5.45%	14.98%

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 10/31/2012, to ensure that the net annual fund operating expenses will not exceed 1.95%, subject to possible recoupment from the Fund in future years.  Without these waivers, the Fund's total annual operating expenses would be 2.86%.

In the Fiscal Year End June, 2012, the AmericaFirst Absolute Return Fund fell 7.68%.  This compares to the S&P 500, which rose 5.45%.  Since inception, the Fund has returned an annualized 5.18%, underperforming the S&P 500 by 9.8%.

Overall risk and portfolio statistics remain somewhat mixed as the Fund continues to season and gain traction.  The Fund has experienced an 87% correlation with the S&P 500.  Up correlation is 72% versus down correlation of 67%.  Up Beta is 0.86 while down Beta is 0.80.

We continue to believe that the Absolute Return Fund represents an excellent selection for long-term investors who are looking for a total return vehicle.  As the Fund continues to season, we believe that performance will improve relative to the broad market indices.

AmericaFirst Defensive Growth Fund

(A Shares: DGQAX, U Shares: DGQUX, I Shares: DGQIX)

Objective:  The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

Ticker	1 Year	Since Inception
DGQIX	8.45%	7.43%
S&P 500 TR	5.45%	5.36%

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 10/31/2012, to ensure that the net annual fund operating expenses will not exceed 1.95%, subject to possible recoupment from the Fund in future years.  Without these waivers, the Fund's total annual operating expenses would be 3.36%.

  AmericaFirst Capital Management

Roseville, CA

866-960-1355

www.AmericaFirstFunds.com

In the Fiscal Year End June 2012, the AmericaFirst Defensive Growth Fund rose 8.45%.  This compares to the S&P 500, which rose 5.45%.  Since inception, the Fund has returned an annualized 7.43%, outperforming the S&P 500 by 2.07%.

The Defensive Growth finished the fiscal year in the top 2% by performance of funds by in Morningstar’s Long/Short Equity category8 on a 12-month basis.

Overall risk and portfolio statistics remain favorable.  The Fund has experienced a 59%% upside capture ratio and a 37% downside capture ratio since inception.  Up correlation is 53% versus down correlation of 76%.  Up Beta is 0.39 while down Beta is 0.51.

We continue to believe that the Defensive Growth Fund represents an excellent core selection for investors who are looking for a balanced portfolio of investments which are designed to provide favorable returns versus the S&P 500 through taking advantage of the long-term performance attributes of stocks in defensive industries.  The Fund’s 20% short position also provides potential benefit in volatile market environments.

AmericaFirst Income Trends Fund

(A Shares: AFPAX, U Shares: AFPUX, I Shares: AFPIX)

Objective:  The Fund seeks to achieve a high rate of current income and total return with lower volatility than common stocks as measured by the standard deviation.

Ticker	1 Year	Since Inception
AFPIX	-4.01%	2.22%
Barclays Aggregate Bond Index	7.47%	5.65%

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until 10/31/2012, to ensure that the net annual fund operating expenses will not exceed 1.70%, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would be 1.93%.

In the Fiscal Year End June 2012, the AmericaFirst Income Trends Fund fell -4.01%.  This compares to the Barclay’s Aggregate Bond Index, which rose 7.47%.  As of June 30, 2012, the Fund had a current yield of 8.10% versus a current yield of 2.48% for the Barclay’s Aggregate Bond Index.

8 Long-Short (87 funds within category): Morningstar’s definition of Long-short includes portfolios that hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral--dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market's fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

  AmericaFirst Capital Management

Roseville, CA

866-960-1355

www.AmericaFirstFunds.com

Overall risk and portfolio statistics (versus the S&P 500) remain favorable.  The Fund has experienced a 36% upside capture ratio and a 57% downside capture ratio since inception.  Up correlation is 38% versus down correlation of 43%.  Up Beta is 0.24 while down Beta is 0.47.

We continue to believe that the Income Trends Fund represents an excellent selection for clients who are looking for a balanced portfolio of income assets which are designed to provide a higher yield than the Barclays Aggregate Bond Index and mitigate the risk of a potential increase in market interest rates or inflation over time.

Summary:

AmericaFirst Capital Management was founded by a group of financial advisors with one primary goal in mind: to design and sponsor investment products which serve the needs and objectives of our peers, their clients and investors.  As advisors, we understand that you are perpetually seeking to identify ways to maximize value for your investment portfolios, while at the same time sheltering them from excess risk.  We also believe that one of the greatest risks in the investment process is relying on too little information or too much emotion when selecting securities.  We therefore strive to create products that both fill a need in the investment community, while at the same time identifying the quantitative ‘fingerprints’ of success.

We want to thank you again for placing your trust in AmericaFirst’s investment process.  In return, we will strive to continue providing the best products and solutions for you and your client’s needs.

Regards,

Rick Gonsalves

Portfolio Manager and CEO, AmericaFirst Capital Management, LLC

Definitions:

1.

Beta is a measure of a security's volatility relative to the market. Up Beta measures the relative volatility in positive markets while Down Beta measures the relative volatility in down markets.

2.

Correlation is a statistical measure of how investments move in relation to each other. Up Correlation measures the relationship of the Fund to stocks in positive markets while Down Correlation measures the relationship of the Fund to stocks in down markets.

3.

Up-capture compares an investment’s performance against its benchmark during periods when the benchmark’s performance is positive, while Down-capture compares the investment’s performance against the benchmark during periods when the benchmark’s performance is negative. A value of 100% for either ratio implies that the investment fully captures, or matches, the benchmark return during the period evaluated. A value of greater than 100% indicates that the investment captured more upside or downside than the benchmark.

  AmericaFirst Capital Management

Roseville, CA

866-960-1355

www.AmericaFirstFunds.com

4.

Standard Deviation shows how much variation or "dispersion" exists from the average (mean, or expected value). A low standard deviation indicates that the data points tend to be very close to the mean (or less volatile); whereas high standard deviation indicates that the data points are spread out over a large range of values (more volatile).

5.

S&P 500 Index ® The S&P 500®has been widely regarded as the best single gauge of the large cap U.S. equities market since the index was first published in 1957. The index has over US$ 5.58 trillion benchmarked, with index assets comprising approximately US$ 1.31 trillion of this total. The index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

6.

Barclays Aggregate Bond Index – The Barclays Aggregate Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non- United States agency bonds that are United States dollar-denominated and have a remaining maturity of greater than or equal to one year.

1320-NLD-8/21/2012

  AmericaFirst Capital Management

Roseville, CA

866-960-1355

www.AmericaFirstFunds.com

AMERICA FIRST FUNDS                                      ANNUAL REPORT

June 30, 2012 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICA FIRST DEFENSIVE GROWTH FUND CLASS A SHARES AND THE S&P 500 TOTAL RETURN INDEX

Average Annual Total Return

		One Year	Commencement of Operations
			through June 30, 2012 (1)
Class A	Without sales load	7.64%	6.80%
	With sales load	2.21%	1.92%
Class U	Without sales load	7.05%	6.08%
	With sales load	4.33%	3.64%
Class I		8.45%	7.43%
S&P 500 Total Return Index		5.45%	5.36%

(1)

America First Defensive Growth Fund Class A, Class U and Class I shares commenced operations on May 23, 2011. Redemption fees are a 1% of amount redeemed, if sold within 90 days.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363

The above graph depicts the performance of the America First Defensive Growth Fund versus the S&P 500 Total Return Index.  The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the America First Defensive Growth Fund, which will not invest in certain securities comprising this index.

AMERICA FIRST FUNDS                                      ANNUAL REPORT

June 30, 2012 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICA FIRST INCOME TRENDS FUND CLASS A SHARES AND THE BARCLAYS CAPITAL U.S. AGGREGATE CREDIT TOTAL RETURN VALUE UNHEDGED USD INDEX

Average Annual Total Return

		One Year	Commencement of Operations
			through June 30, 2012 (1)
Class A	Without sales load	(4.51)%	1.72%
	With sales load	(8.33)%	(0.35)%
Class U	Without sales load	(4.99)%	1.16%
	With sales load	(6.93)%	0.16%
Class I		(4.01)%	2.22%
Barclays Capital U.S. Aggregate Credit Total Return Value Unhedged USD Index		9.54%	7.78%

(1)

America First Income Fund Class A, Class U and Class I shares commenced operations on July 1, 2010.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363

The above graph depicts the performance of the America First Income Trends Fund versus the Barclays U.S. Aggregate Credit Total Return Value Unhedged USD Index.  The Barclays U.S. Aggregate Credit Total Return Value Unhedged USD Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Barclays U.S. Aggregate Credit Total Return Value Unhedged USD Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the America First Income Trends Fund, which will not invest in certain securities comprising this index.

AMERICA FIRST FUNDS                                      ANNUAL REPORT

June 30, 2012 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICA FIRST ABSOLUTE RETURN FUND CLASS A SHARES AND THE S&P 500 TOTAL RETURN INDEX

Average Annual Total Return

		One Year	Commencement of Operations
			through June 30, 2012 (1)
Class A	Without sales load	(8.10)%	(0.32)%
	With sales load	(12.70)%	(2.50)%
Class U	Without sales load	(8.54)%	(0.84)%
	With sales load	(10.79)%	(1.92)%
Class I (2)		(7.68)%	5.18%
S&P 500 Total Return Index		5.45%	11.66%

(1)

America First Absolute Return Fund Class A and Class U shares commenced operations on February 26, 2010.  Benchmark since inception return assumes inception date of February 26, 2010.

(2)

America First Absolute Return Fund Class I commenced operations on July 12, 2010.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363

The above graph depicts the performance of the America First Absolute Return Fund versus the S&P 500 Total Return Index.  The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the America First Absolute Return Fund, which will not invest in certain securities comprising this index.

AMERICA FIRST FUNDS                                      ANNUAL REPORT

June 30, 2012 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICA FIRST QUANTITATIVE STRATEGIES FUND AND THE S&P 500 TOTAL RETURN INDEX

Average Annual Total Return

			Commencement of Operations
		One Year	through June 30, 2012 (1)
Class A	Without sales load	2.16%	(3.78)%
	With sales load	(1.96)%	(4.61)%
Class C	Without sales load	1.32%	(4.51)%
	With sales load	0.26%	(4.71)%
S&P 500 Total Return Index		5.45%	(0.19)%

(1)

America First Quantitative Strategies Fund Class A and Class C shares commenced operations on September 28, 2007.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363

The above graph depicts the performance of the America First Quantitative Strategies Fund versus the S&P 500 Total Return Index.  The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the America First Quantitative Strategies Fund, which will not invest in certain securities comprising this index.

AMERICA FIRST FUNDS                                                                         ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited)

Total Fund operating expense ratios as stated in the current Fund’s prospectus dated November 1, 2011 were as follows:
America First Defensive Growth Fund Class A, gross of fee waivers or expense reimbursements	2.50%
America First Defensive Growth Fund Class A, after waiver and reimbursement	2.45%
America First Defensive Growth Fund Class U, gross of fee waivers or expense reimbursements	3.00%
America First Defensive Growth Fund Class U, after waiver and reimbursement	2.95%
America First Defensive Growth Fund Class I, gross of fee waivers or expense reimbursements	2.00%
America First Defensive Growth Fund Class I, after waiver and reimbursement	1.95%

America First Income Trends Fund Class A, gross of fee waivers or expense reimbursements	2.39%
America First Income Trends Fund Class A, after waiver and reimbursement	2.29%
America First Income Trends Fund Class U, gross of fee waivers or expense reimbursements	2.89%
America First Income Trends Fund Class U, after waiver and reimbursement	2.79%
America First Income Trends Fund Class I, gross of fee waivers or expense reimbursements	1.89%
America First Income Trends Fund Class I, after waiver and reimbursement	1.79%

America First Absolute Return Fund Class A, gross of fee waivers or expense reimbursements

America First Absolute Return Fund Class U, gross of fee waivers or expense reimbursements

America First Absolute Return Fund Class I, gross of fee waivers or expense reimbursements

2.46% 2.96% 1.96%
America First Quantitative Strategies Fund Class A, gross of fee waivers or expense reimbursements	1.82%
America First Quantitative Strategies Fund Class A, after waiver and reimbursement	1.55%
America First Quantitative Strategies Fund Class C, gross of fee waivers or expense reimbursements	2.57%
America First Quantitative Strategies Fund Class C, after waiver and reimbursement	2.30%

The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the America First Defensive Growth Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.45% for Class A shares, 2.95% for Class U shares and 1.95% for Class I shares of the America First Defensive Growth Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses (Annualized) during the year ended June 30, 2012 were 4.06% for Class A, 4.47% for Class U and 3.36% for Class I of the America First Defensive Growth Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the America First Income Trends Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.20% for Class A shares, 2.70% for Class U shares and 1.70% for Class I shares of the America First Income Trends Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses (Annualized) during the year ended June 30, 2012 were 2.43% for Class A, 2.93% for Class U and 1.93% for Class I of the America First Income Trends Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Absolute Return Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.45% for Class A shares, 2.95% for Class U shares and 1.95% for Class I shares of the America First Absolute Return Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses (Annualized) during the year ended June 30, 2012 were 3.41% for Class A and 3.90% for Class U and 2.86% for Class I of the America First Absolute Return Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Quantitative Strategies Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 1.50% for Class A shares and 2.25% for Class C shares of the America First Quantitative Strategies Fund’s average daily net assets through October 31, 2012. Total Gross Operating Expenses (Annualized) during the year ended June 30, 2012 were 1.74% for Class A and 2.49% for Class C of the America First Quantitative Strategies Fund. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for gross and net expense related disclosure during the year ended June 30, 2012.

AMERICA FIRST FUNDS                                                                     ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period (01/01/12) and held for the entire period through 6/30/12.

Actual Expenses

The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period/year.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2012 through June 30, 2012

Actual Fund Return (in parentheses)	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expenses Paid During Period*
America First Defensive Growth Fund Class A (+3.78%)	$ 1,000.00	$ 1,037.80	$ 17.38
America First Defensive Growth Fund Class U (+3.61%)	1,000.00	1,036.10	19.49
America First Defensive Growth Fund Class I (+4.26%)	1,000.00	1,042.60	14.02

Hypothetical 5% Fund Return	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expenses Paid During Period*
America First Defensive Growth Fund Class A	$ 1,000.00	$ 1,006.68	$ 17.11
America First Defensive Growth Fund Class U	1,000.00	1,003.59	19.18
America First Defensive Growth Fund Class I	1,000.00	1,007.79	13.78

*

Expenses are equal to the Fund’s annualized expense ratios of 3.43%, 3.85% and 2.76% for the America First Defensive Growth Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

AMERICA FIRST FUNDS                                                                       ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2012 through June 30, 2012

Actual Fund Return (in parentheses)	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expenses Paid During Period*
America First Income Trends Fund Class A (+7.81%)	$ 1,000.00	$ 1,078.10	$ 11.60
America First Income Trends Fund Class U (+7.53%)	1,000.00	1,075.30	14.14
America First Income Trends Fund Class I (+8.09%)	1,000.00	1,080.90	8.97
Hypothetical 5% Fund Return	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expenses Paid During Period*
America First Income Trends Fund Class A	$ 1,000.00	$ 1,013.70	$ 11.24
America First Income Trends Fund Class U	1,000.00	1,011.24	13.70
America First Income Trends Fund Class I	1,000.00	1,016.40	8.69

*

Expenses are equal to the Fund’s annualized expense ratios of 2.25%, 2.75% and 1.73% for the America First Income Trends Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2012 through June 30, 2012

Actual Fund Return (in parentheses)	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expenses Paid During Period*
America First Absolute Return Fund Class A (-0.32%)	$ 1,000.00	$ 996.80	$ 16.91
America First Absolute Return Fund Class U (-0.54%)	1,000.00	994.60	19.29
America First Absolute Return Fund Class I (-0.11%)	1,000.00	998.90	14.21
Hypothetical 5% Fund Return	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expenses Paid During Period*
America First Absolute Return Fund Class A	$ 1,000.00	$ 1,007.93	$ 17.00
America First Absolute Return Fund Class U	1,000.00	1,001.59	19.36
America First Absolute Return Fund Class I	1,000.00	1,014.78	14.33

*

Expenses are equal to the Fund’s annualized expense ratios of 3.41%, 3.90% and 2.86% for the America First Absolute Return Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

AMERICA FIRST FUNDS                                                                     ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2012 through June 30, 2012

Actual Fund Return (in parentheses)	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expenses Paid During Period*
America First Quantitative Strategies Fund Class A(+10.03%)	$ 1,000.00	$ 1,100.30	$ 7.94
America First Quantitative Strategies Fund Class C (+9.45%)	1,000.00	1,094.50	11.82
Hypothetical 5% Fund Return	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expenses Paid During Period*
America First Quantitative Strategies Fund Class A	$ 1,000.00	$ 1,017.28	$ 7.62
America First Quantitative Strategies Fund Class C	1,000.00	1,013.55	11.36

*

Expenses are equal to the Fund’s annualized expense ratios of 1.52% and 2.27% for the America First Quantitative Strategies Fund Class A and Class C shares, respectively; multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-217-8363.  Please read it carefully before you invest or send money.

America First Defensive Growth Fund
SCHEDULE OF INVESTMENTS
June 30, 2012
		Shares	Value

	COMMON STOCK - 87.69%
	AGRICULTURE - 8.63%
	Bunge Ltd. (A)	9,873	$ 619,432
	Universal Corp. VA (A)	13,005	602,522
			1,221,954
	BEVERAGES - 5.82%
	Constellation Brands, Inc. - Class A * (A)	30,454	824,085

	BIOTECHNOLOGY - 8.60%
	Amgen, Inc. (A)	8,450	617,188
	PDL BioPharma, Inc. (A)	90,517	600,128
			1,217,316
	COSMETICS/PERSONAL CARE - 3.96%
	Revlon, Inc. - Class A * (A)	39,453	561,416

	FOOD - 20.49%
	Diamond Foods, Inc. (A)	27,842	496,701
	Ingredion, Inc. (A)	11,498	569,381
	Kroger Co. (A)	26,690	618,941
	Smithfield Foods, Inc. * (A)	29,866	646,002
	Tyson Foods, Inc. - Class A (A)	30,328	571,076
			2,902,101
	HEALTHCARE-PRODUCTS - 8.57%
	Alere, Inc. * (A)	31,979	621,672
	ResMed, Inc. * (A)	18,962	591,614
			1,213,286
	HEALTHCARE-SERVICES - 10.14%
	Community Health Systems, Inc. * (A)	26,690	748,121
	HCA Holdings, Inc. (A)	22,603	687,809
			1,435,930
	HOUSEHOLD PRODUCTS/WARES - 4.29%
	Jarden Corp. (A)	14,452	607,273

	HOUSEWARES - 4.41%
	Libbey, Inc. * (A)	40,598	623,991

	PHARMACEUTICALS - 4.11%
	Omnicare, Inc. (A)	18,638	582,065

	TELECOMMUNICATIONS - 8.67%
	France Telecom SA - ADR (A)	46,513	609,786
	Vodafone Group PLC - ADR (A)	21,928	617,931
			1,227,717

	TOTAL COMMON STOCK ( Cost - $11,942,000)		$ 12,417,134

	SHORT-TERM INVESTMENT - 4.95%
	MONEY MARKET FUND - 4.95%
	Fidelity Institutional Money Market Portfolio, Class I, 0.22% **	701,106	$ 701,106

	TOTAL SHORT-TERM INVESTMENTS ( Cost - $701,106)		701,106

	TOTAL INVESTMENTS IN SECURITIES HELD LONG ( Cost - $12,643,106)(B) - 92.64%		$ 13,118,240
	TOTAL INVESTMENTS IN SECURITIES SOLD SHORT ( Proceeds - $2,814,460) - (21.33) %		(3,020,218)
	OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 28.69%		4,061,968
	NET ASSETS - 100%		$ 14,159,990

The accompanying notes are an integral part of these financial statements.

America First Defensive Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2012
		Shares	Value
	INVESTMENTS IN SECURITIES SOLD SHORT - (21.33) %

	APPAREL - (1.64) %
	Deckers Outdoor Corp. *	5,276	$ 232,196

	BIOTECHNOLOGY - (4.31) %
	InterMune, Inc. *	28,162	336,536
	Vertex Pharmaceuticals, Inc. *	4,892	273,561
			610,097

	COMMERCIAL SERVICES - (5.37) %
	Accretive Health, Inc. *	24,977	273,748
	HMS Holdings Corp. *	14,600	486,326
			760,074

	ELECTRONICS - (2.80) %
	Gentex Corp.	19,000	396,530

	INTERNET - (2.19) %
	VirnetX Holding Corp. *	8,810	310,552

	MINING - (2.32) %
	Hecla Mining Co.	69,113	328,287

	OIL & GAS - (2.70) %
	McMoRan Exploration Co. *	30,188	382,482

	TOTAL COMMON STOCK (Proceeds $2,814,460)		$ 3,020,218

ADR	American Depositary Receipts.
PLC	Public Liability Company.
*	Non-income producing security.
**	The rate shown represents the rate at June 30, 2012 and is subject to change daily.
(A)	All or a portion of the security is segregated as collateral for securities sold short at June 30, 2012.
	Total collateral had a market value of $12,417,134 at June 30, 2012.
(B)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including short sales,  is $9,926,684 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 905,487
	Unrealized depreciation:	(734,149)
	Net unrealized appreciation:	$ 171,338

	The Fund's holdings were divided among the following economic sectors:
		Value	Percentage
	FOOD	$ 2,902,101	28.75%
	HEALTHCARE-SERVICES	1,435,930	14.23%
	TELECOMMUNICATIONS	1,227,717	12.16%
	AGRICULTURE	1,221,954	12.10%
	BIOTECHNOLOGY	1,217,316	12.05%
	HEALTHCARE-PRODUCTS	1,213,286	12.02%
	BEVERAGES	824,085	8.16%
	MONEY MARKET FUND	701,106	6.94%
	HOUSEWARES	623,991	6.18%
	HOUSEHOLD PRODUCTS/WARES	607,273	6.01%
	PHARMACEUTICALS	582,065	5.76%
	COSMETICS/PERSONAL CARE	561,416	5.56%
	APPAREL	(232,196)	(2.30)%
	INTERNET	(310,552)	(3.08)%
	MINING	(328,287)	(3.25)%
	OIL & GAS	(382,482)	(3.79)%
	ELECTRONICS	(396,530)	(3.93)%
	BIOTECHNOLOGY	(610,097)	(6.04)%
	COMMERCIAL SERVICES	(760,074)	(7.53)%
	Total Portfolio Holdings	$ 10,098,022	100.00%

	The percentages in the above table are based on market value of the Fund's portfolio holdings as of June 30, 2012 and are subject to change.

The accompanying notes are an integral part of these financial statements.

America First Income Trends Fund
SCHEDULE OF INVESTMENTS
June 30, 2012
		Shares	Value

	COMMON STOCK - 31.67%
	AGRICULTURE - 3.73%
	Reynolds American, Inc.	17,127	$ 768,489

	IRON/STEEL - 2.45%
	Great Northern Iron Ore Properties	6,700	506,319

	OIL & GAS - 4.01%
	Pengrowth Energy Corp.	130,000	828,100

	REAL ESTATE INVESTMENT TRUSTS - 19.00%
	AG Mortgage Investment Trust, Inc.	23,800	511,462
	Annaly Capital Management, Inc.	64,000	1,073,920
	HCP, Inc.	36	1,589
	Health Care REIT, Inc.	283	16,499
	Liberty Property Trust	13,289	489,567
	Two Harbors Investment Corp.	176,435	1,827,866
			3,920,903
	TELECOMMUNICATIONS - 2.48%
	Windstream Corp.	53,000	511,980

	TOTAL COMMON STOCK ( Cost - $6,485,357)		6,535,791

	PREFERRED STOCK - 12.16%
	BANKS - 6.05%
	HSBC Holdings PLC, 8.125%	23,949	631,296
	Santander Finance Preferred S.A. Unipersonal, 10.50%, Series 10	23,456	617,127
			1,248,423
	DIVERSIFIED FINANCIAL SERVICES - 3.04%
	Credit Suisse AG/Guernsey, 7.90%	24,088	627,011

	ELECTRIC - 3.07%
	Dominion Resources, Inc., 8.375%, Series A	22,059	633,093

	TOTAL PREFERRED STOCK ( Cost - $2,510,217)		2,508,527

	CORPORATE BONDS - 35.75%	Principal
	ADVERTISING - 1.65%
	Affinion Group, Inc., 7.875%, 12/15/2018	$ 400,000	340,000

	AGRICULTURE - 6.69%
	Altria Group, Inc., 9.70%, 11/10/2018	1,000,000	1,381,410

	COAL - 3.70%
	Arch Coal, Inc., 8.75%, 8/01/2016	800,000	764,000

	ENTERTAINMENT - 2.14%
	Cinemark USA, Inc., 8.625%, 6/15/2019	400,000	442,500

	INTERNET - 4.02%
	Equinix, Inc., 8.125%, 3/01/2018	750,000	829,687

	OIL & GAS - 4.78%
	Antero Resources Finance Corp., 9.375%, 12/01/2017	900,000	986,625

	PIPELINES - 4.10%
	Crosstex Energy LP / Crosstex Energy Finance Corp., 8.875%, 2/15/2018	800,000	845,000

The accompanying notes are an integral part of these financial statements.

America First Income Trends Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2012
		Principal	Value
	REAL ESTATE INVESTMENT TRUSTS - 6.46%
	DuPont Fabros Technology LP, 8.50%, 12/15/2017	400,000	440,000
	Weyerhaeuser Co., 7.375%, 3/15/2032	800,000	893,545
			1,333,545
	RETAIL - 2.21%
	Burger King Corp., 9.875%, 10/15/2018	400,000	455,500

	TOTAL CORPORATE BONDS ( Cost - $7,417,377)		7,378,267

		Shares
	CLOSED-END FUNDS - 8.28%
	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	68,600	$ 852,698
	Eaton Vance Tax Managed Global Buy Write Opportunities Fund	81,700	856,216

	TOTAL CLOSED-END FUNDS ( Cost - $1,704,302)		1,708,914

	TOTAL INVESTMENTS - 87.86% ( Cost - $18,117,253)(A)		$ 18,131,499
	OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 12.14%		2,505,042
	NET ASSETS - 100%		$ 20,636,541

	PLC - Public Liability Company.
(A)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $18,215,408 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 252,219
	Unrealized depreciation:	(336,128)
	Net unrealized depreciation:	$ (83,909)

	The Fund's holdings were divided among the following economic sectors:
		Value	Percentage
	REAL ESTATE INVESTMENT TRUSTS	$ 5,254,448	28.98%
	AGRICULTURE	2,149,899	11.86%
	OIL & GAS	1,814,725	10.01%
	CLOSED-END FUNDS	1,708,914	9.43%
	BANKS	1,248,423	6.89%
	PIPELINES	845,000	4.66%
	INTERNET	829,687	4.58%
	COAL	764,000	4.21%
	ELECTRIC	633,093	3.49%
	DIVERISIFIED FINANCIAL SERVICES	627,011	3.46%
	TELECOMMUNICATIONS	511,980	2.82%
	IRON/STEEL	506,319	2.79%
	RETAIL	455,500	2.51%
	ENTERTAINMENT	442,500	2.44%
	ADVERTISING	340,000	1.88%
	Total Portfolio Holdings	$ 18,131,499	100.00%

	The percentages in the above table are based on market value of the Fund's portfolio holdings as of June 30, 2012 and are subject to change.

The accompanying notes are an integral part of these financial statements.

America First Absolute Return Fund
SCHEDULE OF INVESTMENTS
June 30, 2012
		Shares	Value

	COMMON STOCK - 49.76%
	AIRLINES - 2.54%
	Alaska Air Group, Inc. * (A)	34,204	$ 1,227,924

	CHEMICALS - 7.72%
	Air Products & Chemicals, Inc. (A)	14,843	1,198,275
	Potash Corp. of Saskatchewan, Inc. * (A)	29,679	1,296,675
	Terra Nitrogen Co. LP (A)	5,865	1,242,207
			3,737,157
	COMMERCIAL SERVICES - 7.40%
	Apollo Group, Inc. - Class A * (A)	36,870	1,334,325
	FTI Consulting, Inc. * (A)	37,162	1,068,407
	Rent-A-Center, Inc. (A)	34,844	1,175,637
			3,578,369
	DIVERSIFIED FINANCIAL SERVICES - 5.25%
	DFC Global Corp. * (A)	71,189	1,312,013
	Discover Financial Services (A)	35,433	1,225,273
			2,537,286
	ELECTRIC - 9.96%
	Cleco Corp. (A)	28,727	1,201,650
	CMS Energy Corp. (A)	50,352	1,183,272
	Edison International (A)	26,094	1,205,543
	PNM Resources, Inc. (A)	62,906	1,229,183
			4,819,648
	GAS - 2.52%
	Southwest Gas Corp. (A)	27,947	1,219,887

	INSURANCE - 4.95%
	Torchmark Corp. (A)	25,143	1,270,979
	Unum Group (A)	58,807	1,124,978
			2,395,957
	MISCELLANEOUS MANUFACTURING - 2.08%
	ITT Corp. (A)	57,145	1,005,752

	PACKAGING & CONTAINERS - 2.49%
	Ball Corp. (A)	29,352	1,204,900

	RETAIL - 4.85%
	Ezcorp, Inc. - Class A * (A)	49,712	1,166,244
	Pier 1 Imports, Inc. (A)	71,975	1,182,549
			2,348,793

	TOTAL COMMON STOCK ( Cost - $23,030,593)		24,075,673

	EXCHANGE-TRADED FUNDS - 37.09%
	DEBT FUNDS- 37.09%
	iShares Barclays Credit Bond Fund (A)	53,230	5,907,998
	SPDR Barclays Capital High Yield Bond ETF (A)	154,898	6,112,275
	SPDR Barclays Capital International Treasury Bond ETF (A)	100,222	5,927,129
			17,947,402

	TOTAL EXCHANGE-TRADED FUNDS ( Cost - $17,889,262)		17,947,402

	PREFERRED STOCK - 12.42%
	BANKS - 7.44%
	BB&T Capital Trust VI, 9.60%, Series B (A)	44,507	1,133,593
	Zions Bancorporation, 9.50%, Series C (A)	45,437	1,191,358
	Santander Finance Preferred S.A. Unipersonal, 10.50%, Series 10 (A)	48,472	1,275,298
			3,600,249
	INSURANCE - 4.98%
	ING Groep NV, 8.50% (A)	47,788	1,216,683
	Prudential Financial, Inc., 9.00% (A)	43,956	1,193,845
			2,410,528

	TOTAL PREFERRED STOCK ( Cost - $6,094,673)		6,010,777

The accompanying notes are an integral part of these financial statements.

America First Absolute Return Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2012
			Value
	TOTAL INVESTMENTS IN SECURITIES HELD LONG - ( Cost - $47,014,528)(B) - 99.27%		$ 48,033,852
	TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds - $11,539,763) - (25.09) %		(12,142,442)
	OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 25.82%		12,497,044
	NET ASSETS - 100%		$ 48,388,454

	SECURITIES SOLD SHORT - -(25.09) %	Shares
	APPAREL - (1.92) %
	Deckers Outdoor Corp. *	21,074	$ 927,467

	BIOTECHNOLOGY - (5.03) %
	InterMune, Inc. *	112,483	1,344,172
	Vertex Pharmaceuticals, Inc. *	19,540	1,092,677
			2,436,849
	COMMERCIAL SERVICES - (5.29) %
	Accretive Health, Inc. *	99,761	1,093,381
	HMS Holdings Corp. *	44,000	1,465,640
			2,559,021
	ELECTRONICS - (2.37) %
	Gentex Corp.	55,000	1,147,850

	FOOD - (2.05) %
	Diamond Foods, Inc.	55,602	991,940

	INTERNET - (2.56) %
	VirnetX Holding Corp. *	35,189	1,240,412

	MINING - (2.71) %
	Hecla Mining Co.	276,046	1,311,218

	OIL & GAS - (3.16) %
	McMoRan Exploration Co. *	120,575	1,527,685

	TOTAL SECURITIES SOLD SHORT (Proceeds $11,539,763)		$ 12,142,442

LP	Limited Partnership.
*	Non-income producing security.
(A)	All or a portion of the security is segregated as collateral for securities sold short at June 30, 2012.
	Total collateral had a market value of $48,033,852 at June 30, 2012.
(B)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including short sales,  is $35,478,913 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,776,254
	Unrealized depreciation:	(1,363,757)
	Net unrealized appreciation:	$ 412,497

	The Fund's holdings were divided among the following economic sectors:
		Value	Percentage
	EXCHANGE-TRADED FUNDS	$ 17,947,402	50.01%
	ELECTRIC	4,819,648	13.43%
	INSURANCE	4,806,485	13.39%
	CHEMICALS	3,737,157	10.41%
	BANKS	3,600,249	10.03%
	COMMERCIAL SERVICES	3,578,369	9.97%
	DIVERSIFIED FINANCIALS SERVICES	2,537,286	7.07%
	RETAIL	2,348,793	6.54%
	AIRLINES	1,227,924	3.42%
	GAS	1,219,887	3.40%
	PACKAGING & CONTAINERS	1,204,900	3.36%
	MISCELLANEOUS MANUFACTURING	1,005,752	2.80%
	APPAREL	(927,467)	(2.58)%
	FOOD	(991,940)	(2.76)%
	ELECTRONICS	(1,147,850)	(3.20)%
	INTERNET	(1,240,412)	(3.46)%
	MINING	(1,311,218)	(3.65)%
	OIL & GAS	(1,527,685)	(4.26)%
	BIOTECHNOLOGY	(2,436,849)	(6.79)%
	COMMERCIAL SERVICES	(2,559,021)	(7.13)%
	Total Portfolio Holdings	$ 35,891,410	100.00%

	The percentages in the above table are based on market value of the Fund's portfolio holdings as of June 30, 2012 and are subject to change.

The accompanying notes are an integral part of these financial statements.

America First Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS
June 30, 2012
		Shares	Value

	COMMON STOCK - 27.67%
	AGRICULTURE - 8.73%
	Altria Group, Inc.	37,329	$ 1,289,717
	Lorillard, Inc.	8,916	1,176,466
	Reynolds American, Inc.	27,914	1,252,501
			3,718,684
	FOOD - 2.68%
	Smithfield Foods, Inc. *	52,837	1,142,864

	HOUSEHOLD PRODUCTS/WARES - 3.06%
	Kimberly-Clark Corp.	15,541	1,301,870

	PHARMACEUTICALS - 13.20%
	Bristol-Myers Squibb Co.	34,267	1,231,899
	Eli Lilly & Co.	28,628	1,228,428
	GlaxoSmithKline PLC - ADR	25,691	1,170,739
	Hi-Tech Pharmacal Co., Inc. *	32,451	1,051,412
	ViroPharma, Inc. *	39,721	941,388
			5,623,866

	TOTAL COMMON STOCK ( Cost - $11,514,995)		11,787,284

	EXCHANGE-TRADED FUNDS - 18.35%
	DEBT FUNDS - 18.35%
	iShares iBoxx Investment Grade Corporate Bond Fund	33,416	3,931,726
	SPDR Barclays Capital High Yield Bond ETF	98,439	3,884,403
			7,816,129

	TOTAL EXCHANGE-TRADED FUNDS ( Cost - $7,683,234)		7,816,129

	CORPORATE BONDS - 14.13%
	APPAREL - 4.94%
	Hanesbrands, Inc., 6.375%, 12/15/2020	2,000,000	2,105,000

	BANKS - 0.03%
	Banco Hipotecario SA, 9.75%, 4/27/2016	20,000	15,050

	DIVERSIFIED FINANCIAL SERVICES - 0.24%
	Nuveen Investments, Inc., 10.50%, 11/15/2015 **	100,000	101,500

	MEDIA - 4.01%
	Nielsen Finance LLC / Nielsen Finance Co., 11.50%, 5/1/2016	1,500,000	1,706,250

	TELECOMMUNICATIONS - 4.91%
	West Corp., 7.875%, 1/15/2019	2,000,000	2,090,000

	TOTAL CORPORATE BONDS ( Cost - $6,011,093)		6,017,800

	PREFERRED STOCK - 31.74%
	BANKS - 17.95%
	BB&T Capital Trust VI, 9.60%	29,280	745,762
	Bank of America Corp., 8.20%, Series H	40,552	1,048,269
	Countrywide Capital V, 7.00%	44,827	1,113,054
	DB Contingent Capital Trust V, 8.05%	39,941	1,045,256
	HSBC Holdings PLC, 8.125%	40,879	1,077,570
	Lloyds Banking Group PLC, 7.75%	40,620	1,082,523
	Santander Finance Preferred S.A. Unipersonal, 10.50%, Series 10	28,889	760,070
	Zions Bancorporation, 9.50%, Series C	29,516	773,910
			7,646,414

The accompanying notes are an integral part of these financial statements.

America First Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS
June 30, 2012
		Shares	Value
	DIVERSIFIED FINANCIAL SERVICES - 4.39%
	Credit Suisse AG/Guernsey, 7.90%	41,104	$ 1,069,937
	GMAC Capital Trust, 8.125%	33,229	799,158
			1,869,095
	ELECTRIC - 2.54%
	Dominion Resources, Inc., 8.375%, Series A	37,639	1,080,239

	INSURANCE - 6.86%
	Aegon NV, 7.25%	42,770	1,082,936
	American International Group, Inc., 7.70%	41,499	1,066,524
	ING Groep NV, 8.50%	30,400	773,984
			2,923,444

	TOTAL PREFERRED STOCK ( Cost - $13,464,186)		13,519,192

	TOTAL INVESTMENTS - 91.89% ( Cost - $38,673,508)(A)		$ 39,140,405
	OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 8.11%		3,455,829
	NET ASSETS - 100%		$ 42,596,234

ADR	American Depositary Receipt.
PLC	Public Liability Company.
*	Non-income producing security.
**

Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.  Private Placement.

(A)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $38,677,763 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 958,097
	Unrealized depreciation:	(495,455)
	Net unrealized appreciation:	$ 462,642

	The Fund's holdings were divided among the following economic sectors:
		Value	Percentage
	EXCHANGE-TRADED FUNDS	$ 7,816,129	19.97%
	BANKS	7,661,464	19.57%
	PHARMACEUTICALS	5,623,866	14.37%
	AGRICULTURE	3,718,684	9.50%
	INSURANCE	2,923,444	7.47%
	APPAREL	2,105,000	5.38%
	TELECOMMUNICATIONS	2,090,000	5.34%
	DIVERISIFIED FINANCIAL SERVICES	1,970,595	5.03%
	MEDIA	1,706,250	4.36%
	HOUSELHOLD PRODUCTS/WARES	1,301,870	3.33%
	FOOD	1,142,864	2.92%
	ELECTRIC	1,080,239	2.76%
	Total Portfolio Holdings	$ 39,140,405	100.00%

	The percentages in the above table are based on market value of the Fund's portfolio holdings as of June 30, 2012 and are subject to change.

The accompanying notes are an integral part of these financial statements.

America First Funds
Statements of Assets and Liabilities
June 30, 2012
	America First Defensive Growth Fund	America First Income Trends Fund	America First Absolute Return Fund	America First Quantitative Strategies Fund
ASSETS:
Investments in securities, at value	$ 13,118,240	$ 18,131,499	$ 48,033,852	$ 39,140,405
Deposit at broker for securities sold short	4,024,010	-	13,889,978	-
Receivables:
Capital shares sold	29,561	42,754	11,020	29,442
Securities sold	-	3,107,798	-	4,705,958
Dividends	65,743	201,206	23,555	117,816
Interest	109	123,467	74	54,411
Prepaid expenses	21,300	23,829	19,967	26,021
Total assets	17,258,963	21,630,553	61,978,446	44,074,053

LIABILITIES:
Securities sold short	3,020,218	-	12,142,442	-
Payables:
Distribution and/or service (12b-1) fees	9,261	13,444	36,272	36,571
Due to manager	11,197	21,124	58,825	17,316
Distributions payable	-	186	-	-
Due to custodian	-	871,859	1,171,755	1,329,124
Capital shares redeemed	14,966	55,530	59,972	56,123
Due to administrator and related parties	4,828	6,619	13,169	7,153
Accrued interest expense	10,631	-	68,291	-
Accrued dividend expense	-	-	6,598	-
Other liabilities and accrued expenses	27,872	25,250	32,668	31,532
Total liabilities	3,098,973	994,012	13,589,992	1,477,819

NET ASSETS	$ 14,159,990	$ 20,636,541	$ 48,388,454	$ 42,596,234

Investments in securities, at cost	$ 12,643,106	$ 18,117,253	$ 47,014,528	$ 38,673,508
Securities sold short, at proceeds	(2,814,460)	-	(11,539,763)	-

NET ASSETS CONSIST OF:
Paid-in capital	$ 13,322,962	$ 27,261,106	$ 58,880,271	$ 44,477,375
Undistributed net investment income (loss)	-	10,442	(412,517)	-
Accumulated net realized capital gain (loss)	567,652	(6,649,253)	(10,495,945)	(2,348,038)
Net unrealized appreciation on investments	269,376	14,246	416,645	466,897
NET ASSETS	$ 14,159,990	$ 20,636,541	$ 48,388,454	$ 42,596,234

Net Asset Value Per Share
Class A Shares
Net Assets	$ 5,817,820	$ 5,538,819	$ 22,113,393	$ 17,566,499
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	543,948	612,077	2,375,664	3,046,172
Net Asset Value per share	$ 10.70	$ 9.05	$ 9.31	$ 5.77
Maximum offering price per share (maximum sales load of 5%, 4%, 5% and 4%, respectively)	$ 11.26	$ 9.43	$ 9.80	$ 6.01
Minimum redemption price per share (1)	$ 10.59	$ 8.96	$ 9.22	$ 5.71

Class I Shares
Net Assets	$ 2,680,848	$ 4,748,907	$ 4,890,484	$ -
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	248,928	524,611	520,232	-
Net Asset Value and offering price per share	$ 10.77	$ 9.05	$ 9.40	$ -
Minimum redemption price per share (3)	$ 10.66	$ 8.96	$ 9.31	$ -

Class U Shares
Net Assets	$ 5,661,322	$ 10,348,815	$ 21,384,577	$ -
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	533,332	1,144,160	2,327,598	-
Net Asset Value per share	$ 10.62	$ 9.04	$ 9.19	$ -
Maximum offering price per share (maximum sales load of 2.50%, 2.00% and 2.50%, respectively)	$ 10.89	$ 9.22	$ 9.43	$ -
Minimum redemption price per share (1)	$ 10.51	$ 8.95	$ 9.10	$ -

Class C Shares
Net Assets	$ -	$ -	$ -	$ 25,029,735
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	-	-	-	4,357,277
Net Asset Value per share	$ -	$ -	$ -	$ 5.74
Maximum offering price per share (maximum sales load of 0%, 0%, 0% and 1%, respectively)	$ -	$ -	$ -	$ 5.80
Minimum redemption price per share (2)(3)	$ -	$ -	$ -	$ 5.68

(1)	Investment in Class A and Class U shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).
The Fund charges a fee of 1.00% on redemptions of shares held less than 90 days.
(2)	A CDSC of 1.00% is imposed in the event of certain redemption transactions of Class C shares less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).
(3)	The Fund charges a fee of 1.00% on redemptions of shares held less than 90 days.

The accompanying notes are an integral part of these financial statements.

America First Funds
Statements of Operations
For the Year Ended June 30, 2012

	America First Defensive Growth Fund	America First Income Trends Fund	America First Absolute Return Fund	America First Quantitative Strategies Fund

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $8,067, $8,136, $46,848 and $4,848, respectively)	$ 210,653	$ 2,051,162	$ 1,634,139	$ 1,992,003
Interest income	1,124	217,904	1,583	266,567
	211,777	2,269,066	1,635,722	2,258,570
EXPENSES:
Management fees	181,236	361,651	1,085,313	499,318
Distribution and/or service (12b-1) fees - Class A	21,099	32,479	153,000	48,500
Distribution and/or service (12b-1) fees - Class C	-	-	-	307,094
Distribution and/or service (12b-1) fees - Class U	49,243	153,956	329,942	-
Administrator and related party fees	31,740	59,027	110,674	85,689
MFund services fees	16,895	33,299	76,253	54,002
Registration fees	17,368	23,150	56,368	21,540
Custody fees	5,228	5,559	20,741	7,451
Legal Fees	11,486	12,034	12,034	12,034
Audit and tax fees	13,538	13,575	13,538	13,037
Compliance officer compensation	10,320	11,048	11,048	11,048
Interest expense	99,485	11,450	558,340	8,061
Trustees' fees	4,719	4,718	4,718	4,707
Printing fees	1,460	581	-	450
Pricing fees	2,427	2,240	3,013	3,162
Insurance fees	572	1,248	1,256	1,248
Dividend expenses	9,583	-	126,401	-
Miscellaneous	13,937	19,021	18,581	21,857

Total expenses	490,336	745,036	2,581,220	1,099,198
Less fees waived and expenses absorbed	(74,769)	(51,974)	(3,266)	(109,711)

Net expenses	415,567	693,062	2,577,954	989,487

Net investment income (loss)	(203,790)	1,576,004	(942,232)	1,269,083

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency transactions	112,685	(7,130,408)	(12,621,195)	(2,382,738)
Securities sold short	943,234	-	2,929,919	-
Options written	-	428,823	-	-
Net increase from payments by affiliates	-	-	-	-
Change in net unrealized appreciation (depreciation) on:
Investments and foreign currency transactions	356,652	1,709,185	3,783,196	772,578
Securities sold short	(273,460)	-	(602,679)	-

Net realized and unrealized gain (loss) on investments	1,139,111	(4,992,400)	(6,510,759)	(1,610,160)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 935,321	$ (3,416,396)	$ (7,452,991)	$ (341,077)

The accompanying notes are an integral part of these financial statements.

America First Funds
Statements of Changes in Net Assets

	America First Defensive Growth Fund		America First Income Trends Fund
	Year	For the Period	Year	For the Period
	Ended	May 23, 2011* to	Ended	July 1, 2010* to
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$ (203,790)	$ (3,873)	$ 1,576,004	$ 1,918,380
Net realized gain (loss) on investments. options written and securities sold short	1,055,919	(216,266)	(6,701,585)	749,345
Change in net unrealized appreciation (depreciation) on investments and securities sold short	83,192	186,184	1,709,185	(1,694,939)
Net increase (decrease) in net assets resulting from operations	935,321	(33,955)	(3,416,396)	972,786

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain - Class A	(21,722)	-	(7,736)	(205,218)
Net realized gain - Class I	(16,919)	-	(6,136)	(218,381)
Net realized gain - Class U	(25,697)	-	(16,416)	(304,285)
Net investment income - Class A	-	-	(370,586)	(475,326)
Net investment income - Class I	-	-	(384,558)	(633,510)
Net investment income - Class U	-	-	(733,933)	(824,870)
Total distributions to shareholders	(64,338)	-	(1,519,365)	(2,661,590)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	5,073,531	1,994,122	902,076	14,744,722
Reinvestment of dividends	20,982	-	289,826	592,709
Cost of shares redeemed	(1,130,254)	(519,206)	(3,313,521)	(6,430,479)
Redemption fees	1,337	-	8	3,361
Total Class A Transactions	3,965,596	1,474,916	(2,121,611)	8,910,313

Class I
Proceeds from shares sold	1,876,691	3,066,108	1,772,327	16,473,324
Reinvestment of dividends	10,320	-	276,735	635,049
Cost of shares redeemed	(2,433,448)	(65,709)	(9,027,737)	(3,385,840)
Redemption fees	9,206	474	1,257	5,175
Total Class I Transactions	(537,231)	3,000,873	(6,977,418)	13,727,708

Class U
Proceeds from shares sold	4,653,127	5,272,029	1,580,592	25,937,642
Reinvestment of dividends	24,596	-	500,388	805,352
Cost of shares redeemed	(2,865,752)	(1,668,590)	(12,964,717)	(2,140,340)
Redemption fees	3,078	320	1,082	2,115
Total Class U Transactions	1,815,049	3,603,759	(10,882,655)	24,604,769

Net increase (decrease) from capital share transactions	5,243,414	8,079,548	(19,981,684)	47,242,790

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,114,397	8,045,593	(24,917,445)	45,553,986

NET ASSETS:
Beginning of period	8,045,593	-	45,553,986	-
End of period**	$ 14,159,990	$ 8,045,593	$ 20,636,541	$ 45,553,986

** Includes undistributed net investment income (loss) of:	$ -	$ (3,873)	$ 10,442	$ -

The accompanying notes are an integral part of these financial statements.

America First Funds
Statements of Changes in Net Assets (Continued)

	America First Defensive Growth Fund		America First Income Trends Fund
	Year	For the Period	Year	For the Period
	Ended	May 23, 2011* to	Ended	July 1, 2010* to
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
SHARE ACTIVITY:
Class A
Shares sold	506,464	200,175	101,258	1,404,176
Reinvested distributions	2,035	-	32,876	57,070
Shares redeemed	(111,613)	(53,113)	(362,595)	(620,708)
Net increase (decrease)	396,886	147,062	(228,461)	840,538

Class I
Shares sold	185,941	307,291	189,119	1,579,077
Reinvested distributions	999	-	31,585	61,271
Shares redeemed	(238,648)	(6,655)	(1,011,979)	(324,462)
Net increase (decrease)	(51,708)	300,636	(791,275)	1,315,886

Class U
Shares sold	469,806	529,798	172,543	2,492,543
Reinvested distributions	2,400	-	56,963	77,972
Shares redeemed	(297,585)	(171,087)	(1,448,293)	(207,568)
Net increase (decrease)	174,621	358,711	(1,218,787)	2,362,947

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

America First Funds
Statements of Changes in Net Assets

	America First Absolute Return Fund		America First Quantitative Strategies Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$ (942,232)	$ (895,983)	$ 1,269,083	$ 1,312,060
Net realized gain (loss) on investments. options written and securities sold short	(9,691,276)	18,176,207	(2,382,738)	7,749,644
Change in net unrealized appreciation (depreciation) on investments and securities sold short	3,180,517	(2,204,304)	772,578	1,419,157
Net increase (decrease) in net assets resulting from operations	(7,452,991)	15,075,920	(341,077)	10,480,861

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain - Class A	(1,805,755)	-	(2,413,073)	(868,177)
Net realized gain - Class I	(485,377)	-		-
Net realized gain - Class U	(1,961,259)	-		-
Net realized gain - Class C	-	-	(3,796,571)	(995,365)
Net investment income - Class A	-	-	(564,560)	(681,371)
Net investment income - Class I	-	-		-
Net investment income - Class U	-	-		-
Net investment income - Class C	-	-	(645,098)	(695,415)
Total distributions to shareholders	(4,252,391)	-	(7,419,302)	(3,240,328)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	2,980,264	30,683,988	7,075,310	9,709,672
Net increase from payments by affiliates	-	-	41,310	-
Reinvestment of dividends	1,324,908	-	2,574,576	1,347,469
Cost of shares redeemed	(20,124,011)	(29,298,751)	(13,063,779)	(7,521,011)
Redemption fees	1,690	5,671	2,711	-
Total Class A Transactions	(15,817,149)	1,390,908	(3,369,872)	3,536,130

Class I
Proceeds from shares sold	1,094,179	17,541,479	-	-
Reinvestment of dividends	447,552	-	-	-
Cost of shares redeemed	(9,017,351)	(4,478,366)	-	-
Redemption fees	636	2,585	-	-
Total Class I Transactions	(7,474,984)	13,065,698	-	-

Class U
Proceeds from shares sold	2,196,448	26,404,943	-	-
Reinvestment of dividends	1,796,354	-	-	-
Cost of shares redeemed	(24,474,006)	(16,866,774)	-	-
Redemption fees	774	1,427	-	-
Total Class U Transactions	(20,480,430)	9,539,596	-	-

Class C
Proceeds from shares sold	-	-	3,669,763	22,819,862
Reinvestment of dividends	-	-	3,924,164	1,511,907
Cost of shares redeemed	-	-	(17,441,724)	(4,647,258)
Redemption fees	-	-	15,451	-
Total Class C Transactions	-	-	(9,832,346)	19,684,511

Net increase (decrease) from capital share transactions	(43,772,563)	23,996,202	(13,202,218)	23,220,641

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,477,945)	39,072,122	(20,962,597)	30,461,174

NET ASSETS:
Beginning of year	103,866,399	64,794,277	63,558,831	33,097,657
End of year*	$ 48,388,454	$ 103,866,399	$ 42,596,234	$ 63,558,831

* Includes undistributed net investment income (loss) of:	$ (412,517)	$ -	$ -	$ -

The accompanying notes are an integral part of these financial statements.

America First Funds
Statements of Changes in Net Assets (Continued)

	America First Absolute Return Fund		America First Quantitative Strategies Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
SHARE ACTIVITY:
Class A
Shares sold	300,897	2,850,508	1,179,279	1,531,923
Reinvested distributions	141,853	-	478,410	209,879
Shares redeemed	(2,027,882)	(2,787,656)	(2,189,285)	(1,151,419)
Net increase (decrease)	(1,585,132)	62,852	(531,596)	590,383

Class I
Shares sold	107,341	1,676,784	-	-
Reinvested distributions	47,561	-	-	-
Shares redeemed	(904,373)	(407,081)	-	-
Net increase (decrease)	(749,471)	1,269,703	-	-

Class U
Shares sold	218,060	2,545,964	-	-
Reinvested distributions	194,410	-	-	-
Shares redeemed	(2,498,675)	(1,660,502)	-	-
Net increase (decrease)	(2,086,205)	885,462	-	-

Class C
Shares sold	-	-	605,739	3,515,195
Reinvested distributions	-	-	733,855	235,931
Shares redeemed	-	-	(2,961,893)	(724,708)
Net increase (decrease)	-	-	(1,622,299)	3,026,418

The accompanying notes are an integral part of these financial statements.

America First Defensive Growth Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Period

	Class A			Class I			Class U
	For the Year	For the Period	For the Year		For the Period		For the Year	For the Period
	Ended	Ended	Ended		Ended		Ended	Ended
	June 30, 2012	June 30, 2011(1)	June 30, 2012		June 30, 2011(1)		June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$ 9.99	$ 10.00		$ 9.98	$ 10.00		$ 9.97	$ 10.00

Investment operations:
Net investment loss	(0.16)	-	(c)	(0.12)	-	(c)	(0.21)	(0.01)
Net realized and unrealized gain (loss) on investments	0.92	(0.01)		0.93	(0.02)		0.90	(0.02)
Total from investment operations	0.76	(0.01)		0.81	(0.02)		0.69	(0.03)

Distributions from:
Net investment income	-	-		-	-		-	-
Net realized gain	(0.05)	-		(0.05)	-		(0.05)	-
Total distributions	(0.05)	-		(0.05)	-		(0.05)	-

Paid in Capital from Redemption Fees	- (c)	-		0.03	-	(c)	0.01	-	(c)

Net asset value, end of period	$ 10.70	$ 9.99		$ 10.77	$ 9.98		$ 10.62	$ 9.97

Total return(a)	7.64%	(0.10)%		8.45%	(0.20)%		7.05%	(0.30)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 5,818	$ 1,469		$ 2,681	$ 3,001		$ 5,661	$ 3,575
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	4.06%	5.96%	(e)	3.36%	5.46%	(e)	4.47%	6.46%	(e)
After fees waived and expenses absorbed (d)	3.43%	2.59%	(e)	2.76%	2.09%	(e)	3.85%	3.09%	(e)
Ratio of net investment loss to average net assets:(b)
Before expense reimbursement (d)	(2.20)%	(3.95)%	(e)	(1.74)%	(3.57)%	(e)	(2.73)%	(4.23)%	(e)
After expense reimbursement (d)	(1.57)%	(0.58)%	(e)	(1.14)%	(0.20)%	(e)	(2.11)%	(0.86)%	(e)
Portfolio turnover rate	492.70%	41.02%	(f)	492.70%	41.02%	(f)	492.70%	41.02%	(f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.
(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.
(c) Less than $0.01 per share.
(d)	The ratios include 0.82% for the year ended June 30, 2012 and 0.14% for the period ended June 30, 2011 attributed to interest expense. The ratios include 0.08%
for the year ended June 30, 2012 attributed to dividends on securities sold short.
(e) Annualized.
(f) Not annualized.
(1)	The AmericaFirst Defensive Growth Fund commenced operations on May 23, 2011.

The accompanying notes are an integral part of these financial statements.

America First Income Trends Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Period

	Class A			Class I				Class U
	For the Year	For the Period	For the Year			For the Period		For the Year		For the Period
	Ended	Ended	Ended			Ended		Ended		Ended
	June 30, 2012	June 30, 2011(1)	June 30, 2012			June 30, 2011(1)		June 30, 2012		June 30, 2011(1)

Net asset value, beginning of period	$ 10.09	$ 10.00		$ 10.09		$ 10.00		$ 10.07		$ 10.00

Investment operations:
Net investment income	0.52	0.54		0.52		0.59		0.46		0.50
Net realized and unrealized gain (loss) on investments	(1.00)	0.30	(g)	(0.96)		0.30	(g)	(0.99)		0.28	(g)
Total from investment operations	(0.48)	0.84		(0.44)		0.89		(0.53)		0.78

Distributions from:
Net investment income	(0.55)	(0.55)		(0.59)		(0.60)		(0.49)		(0.51)
Net realized gain	(0.01)	(0.20)		(0.01)		(0.20)		(0.01)		(0.20)
Total distributions	(0.56)	(0.75)		(0.60)		(0.80)		(0.50)		(0.71)

Paid in Capital from Affiliate Payment	- (c)	-		-		-		-		-

Paid in Capital from Redemption Fees	- (c)	-	(c)	-	(c)	-	(c)	-	(c)	-	(c)

Net asset value, end of period	$ 9.05	$ 10.09		$ 9.05		$ 10.09		$ 9.04		$ 10.07

Total return(a)	(4.51)%	8.36%		(4.01)%		8.86%		(4.99)%		7.71%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 5,539	$ 8,477		$ 4,749		$ 13,277		$ 10,349		$ 23,799
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.43%	2.31%	(e)	1.93%		1.81%	(e)	2.93%		2.81%	(e)
After fees waived and expenses absorbed (d)	2.25%	2.21%	(e)	1.73%		1.71%	(e)	2.75%		2.71%	(e)
Ratio of net investment income to average net assets:(b)
Before expense reimbursement (d)	5.64%	5.14%	(e)	5.53%		5.94%	(e)	4.88%		5.25%	(e)
After expense reimbursement (d)	5.82%	5.24%	(e)	5.73%		6.04%	(e)	5.06%		5.35%	(e)
Portfolio turnover rate	411.30%	309.01%	(f)	411.30%		309.01%	(f)	411.30%		309.01%	(f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.
(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.
(c) Less than $0.01 per share.
(d)	The ratios include 0.04% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense.
(e) Annualized.
(f) Not annualized.
(g)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011,  primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(1)	The AmericaFirst Income Trends Fund commenced operations on July 1, 2010.

The accompanying notes are an integral part of these financial statements.

America First Absolute Return Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Period

	Class A					Class I				Class U
	For the Year	For the Year		For the Period		For the Year		For the Period		For the Year		For the Year		For the Period
	Ended	Ended		Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2012	June 30, 2011		June 30, 2010(1)		June 30, 2012		June 30, 2011(2)		June 30, 2012		June 30, 2011		June 30, 2010(1)

Net asset value, beginning of period	$ 10.80	$ 8.73		$ 10.00		$ 10.85		$ 9.07		$ 10.72		$ 8.72		$ 10.00

Investment operations:
Net investment loss	(0.11)	(0.09)		(0.01)		(0.07)		(0.01)		(0.16)		(0.13)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.76)	2.16		(1.26)		(0.76)		1.79		(0.75)		2.13		(1.25)
Total from investment operations	(0.87)	2.07		(1.27)		(0.83)		1.78		(0.91)		2.00		(1.28)

Distributions from:
Net investment income	-	-		-		-		-		-		-		-
Net realized gain	(0.62)	-		-		(0.62)		-		(0.62)		-		-
Total distributions	(0.62)	-		-		(0.62)		-		(0.62)		-		-

Paid in Capital from Redemption Fees	- (c)	-	(c)	-		-	(c)	-	(c)	-	(c)	-	(c)	-

Net asset value, end of period	$ 9.31	$ 10.80		$ 8.73		$ 9.40		$ 10.85		$ 9.19		$ 10.72		$ 8.72

Total return(a)	(8.10)%	23.71%		(12.70)%		(7.68)%		19.63%		(8.54)%		22.94%		(12.80)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 22,113	$ 42,773		$ 34,043		$ 4,890		$ 13,774		$ 21,385		$ 47,319		$ 30,751
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.41%	2.40%		2.78%	(e)	2.86%		1.90%	(e)	3.90%		2.90%		3.28%	(e)
After fees waived and expenses absorbed (d)	3.41%	2.46%		2.45%	(e)	2.86%		1.96%	(e)	3.90%		2.96%		2.95%	(e)
Ratio of net investment loss to average net assets:(b)
Before expense reimbursement (d)	(1.15)%	(0.71)%		(0.97)%	(e)	(0.72)%		(0.02)%	(e)	(1.68)%		(1.21)%		(1.47)%	(e)
After expense reimbursement (d)	(1.15)%	(0.77)%		(0.64)%	(e)	(0.72)%		(0.08)%	(e)	(1.68)%		(1.27)%		(1.14)%	(e)
Portfolio turnover rate	680.35%	575.17%		347.59%	(f)	680.35%		575.17%	(f)	680.35%		575.17%		347.59%	(f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.
(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.
(c) Less than $0.01 per share.
(d)	The ratios include 0.77% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense. The ratios include 0.17%
for the year ended June 30, 2012 attributed to dividends on securities sold short.
(e) Annualized.
(f) Not annualized.
(1)	The AmericaFirst Absolute Return Fund Class A and Class U commenced operations on February 26, 2010.
(2)	The AmericaFirst Absolute Return Fund Class I commenced operations on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

America First Quantitative Strategies Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Period

	Class A
	For the Year	For the Year	For the Year		For the Year		For the Period
	Ended	Ended	Ended		Ended		Ended
	June 30, 2012	June 30, 2011	June 30, 2010		June 30, 2009		June 30, 2008(1)

Net asset value, beginning of period	$ 6.67	$ 5.58	$ 4.81		$ 7.89		$ 10.00

Investment operations:
Net investment income	0.17	0.19	0.15		0.23		0.48
Net realized and unrealized gain (loss) on investments	(0.13)	1.33	0.76		(3.06)		(2.10)
Total from investment operations	0.04	1.52	0.91		(2.83)		(1.62)

Distributions from:
Net investment income	(0.18)	(0.19)	(0.14)		(0.25)		(0.49)
Net realized gain	(0.77)	(0.24)	-		-		-
Total distributions	(0.95)	(0.43)	(0.14)		(0.25)		(0.49)

Paid in Capital from Affiliate Payment	0.01	-	-		-		-

Paid in Capital from Redemption Fees	- (c)	-	-		-		-

Net asset value, end of period	$ 5.77	$ 6.67	$ 5.58		$ 4.81		$ 7.89

Total return(a)	2.16% (h)	27.66%	18.96%		(35.75)%		(16.49)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 17,566	$ 23,856	$ 16,669		$ 2,857		$ 1,071
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	1.74%	1.78%	2.46%	(g)	6.42%	(g)	11.17%	(e)
After fees waived and expenses absorbed (d)	1.52%	1.51%	1.59%	(g)	2.33%	(g)	1.50%	(e)
Ratio of net investment income (loss) to average net assets:(b)
Before expense reimbursement (d)	2.69%	2.65%	2.55%	(g)	(0.88)%	(g)	(0.22)%	(e)
After expense reimbursement (d)	2.91%	2.92%	3.42%	(g)	3.21%	(g)	9.45%	(e)
Portfolio turnover rate	346.05%	284.37%	76.67%		188.73%		126.20%	(f)

	Class C
	For the Year	For the Year	For the Year		For the Year		For the Period
	Ended	Ended	Ended		Ended		Ended
	June 30, 2012	June 30, 2011	June 30, 2010		June 30, 2009		June 30, 2008(1)

Net asset value, beginning of period	$ 6.64	$ 5.56	$ 4.81		$ 7.89		$ 10.00

Investment operations:
Net investment income	0.14	0.14	0.11		0.19		0.48
Net realized and unrealized gain (loss) on investments	(0.14)	1.33	0.76		(3.05)		(2.14)
Total from investment operations	0.00	1.47	0.87		(2.86)		(1.66)

Distributions from:
Net investment income	(0.13)	(0.15)	(0.12)		(0.22)		(0.45)
Net realized gain	(0.77)	(0.24)	-		-		-
Total distributions	(0.90)	(0.39)	(0.12)		(0.22)		(0.45)

Paid in Capital from Redemption Fees	- (c)	-	-		-		-

Net asset value, end of period	$ 5.74	$ 6.64	$ 5.56		$ 4.81		$ 7.89

Total return(a)	1.32%	26.73%	17.95%		(36.21)%		(16.90)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 25,030	$ 39,703	$ 16,428		$ 325		$ 428
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.49%	2.53%	3.22%	(g)	7.17%	(g)	11.92%	(e)
After fees waived and expenses absorbed (d)	2.27%	2.26%	2.34%	(g)	3.08%	(g)	2.25%	(e)
Ratio of net investment income (loss) to average net assets:(b)
Before expense reimbursement (d)	2.08%	2.09%	1.96%	(g)	(1.63)%	(g)	(0.97)%	(e)
After expense reimbursement (d)	2.30%	2.36%	2.84%	(g)	2.46%	(g)	8.70%	(e)
Portfolio turnover rate	346.05%	284.37%	76.67%		188.73%		126.20%	(f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.
(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.
(c) Less than $0.01 per share.
(d)	The ratios include 0.02% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense.
(e) Annualized.
(f) Not annualized.
(g)	The ratios include the impact of the consolidation of America First Growth Portfolio, Series 2 of 0.09% and 0.83% for the years ended June 30, 2010 and June 30, 2009, respectively. These ratios exclude the impact of expenses of the underlying unit investment trusts other than America First Growth Portfolio.
(h)	For the year ended June 30, 2012, 0.27% of the Fund's Class A shares' total return consists of a voluntary reimbursement by the Advisor of a realized investment loss incurred on a trading error.
Excluding this item, total return would have been 1.89%.
(1)	The AmericaFirst Quantitative Strategies Fund commenced operations on September 28, 2007.

The accompanying notes are an integral part of these financial statements.

AMERICA FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of twenty-five series. These financial statements include the following four series: America First Defensive Growth Fund, America First Income Trends Fund, America First Absolute Return Fund and America First Quantitative Strategies Fund (each a “Fund” and collectively, the “Funds”). The Funds are registered as diversified series of the Trust. The investment objectives of each Fund are set forth below. America First Capital Management, LLC (the “Manager”) is investment advisor to the Funds.

America First Defensive Growth Fund (“Defensive Growth Fund”) commenced operations on May 23, 2011. The Fund’s investment objective is to achieve capital appreciation through all market cycles.

America First Income Trends Fund (“Income Trends Fund”) commenced operations on July 1, 2010. The Fund’s investment objective is to achieve total return with a high rate of current income and total return with lower volatility than common stocks as measured by standard deviation.

America First Absolute Return Fund (“Absolute Return Fund”) commenced operations on February 26, 2010. The Fund’s investment objective is to achieve capital appreciation with a focus on producing positive returns regardless of the direction of financial markets.

America First Quantitative Strategies Fund (“Quantitative Strategies Fund”) commenced operations on
September 28, 2007. Prior to November 3, 2008, the Fund was named the America First Income Strategies Fund. The Fund’s investment objective is to achieve long-term capital appreciation and to achieve positive returns through all market cycles.

The Defensive Growth Fund, Income Trends Fund and Absolute Return Fund offer three classes of shares, Class A, Class I and Class U. The Quantitative Strategies Fund offers two classes of shares, Class A and Class C. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Exchange traded futures are valued at the settlement price determined by the exchange.  The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

AMERICA FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012 for each Fund’s assets and liabilities measured at fair value:

Defensive Growth Fund

Assets
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$ 12,417,134	$ 12,417,134	$ -	$ -
Short-Term Investment	701,106	701,106	-	-
Total	$ 13,118,240	$ 13,118,240	$ -	$ -

Liabilities
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock Sold Short (2)	$ 3,020,218	$ 3,020,218	$ -	$ -
Total	$ 3,020,218	$ 3,020,218	$ -	$ -

Income Trends Fund

Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$ 6,535,791	$ 6,535,791	$ -	$ -
Preferred Stock (2)	2,508,527	2,508,527	-	-
Corporate Bonds (2)	7,378,267	-	7,378,267	-
Closed-End Funds	1,708,914	1,708,914	-	-
Total	$ 18,131,499	$ 10,753,232	$ 7,378,267	$ -

Absolute Return Fund

Assets
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$ 24,075,673	$ 24,075,673	$ -	$ -
Preferred Stock (2)	6,010,777	6,010,777	-	-
Exchange-Traded Funds	17,947,402	17,947,402	-	-
Total	$ 48,033,852	$ 48,033,852	$ -	$ -
Liabilities
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock Sold Short (2)	$ 12,142,442	$ 12,142,442	$ -	$ -
Total	$ 12,142,442	$ 12,142,442	$ -	$ -

AMERICA FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

 (1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Quantitative Strategies Fund

Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$ 11,787,284	$ 11,787,284	$ -	$ -
Corporate Bonds (2)	6,017,800	-	6,017,800	-
Exchange-Traded Funds	7,816,129	7,816,129	-	-
Preferred Stock (2)	13,519,192	13,519,192	-	-
Total	$ 39,140,405	$ 33,122,605	$ 6,017,800	$ -

(1) As of and during the period ended June 30, 2012, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2) For a detailed break-out of common stocks, preferred stocks, and corporate bonds by investment category please refer to the Schedules of Investments.

The Funds had no transfers between Level 1 and Level 2 during the year ended June 30, 2012.

b) Derivatives Disclosure

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2012:

Income Trends Fund:

Statement of
Operations		Realized Gain
Contract Type/	Location of Gain or (Loss) on	or (Loss) on
Primary Risk Exposure	Derivatives	Derivatives

Options on equity contracts	Net realized gain on options written	$ 428,823

The amount of realized gains on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund

Futures Contracts – The Funds are subject to foreign currency exchange rate and interest rate risk in the normal course of pursuing their investment objectives.  To manage foreign currency risk, the Funds may purchase or sell futures contracts.  Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Funds recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

AMERICA FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

c)

 Federal Income Tax - The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2009-2011) or expected to be taken in the Funds’ 2012 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

d)

Distribution to Shareholders - Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

e)

Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis using the effective interest method. Discounts and premiums on debt securities are amortized over their respective lives. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)

Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative share balances. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)

   Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)

   Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

AMERICA FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

(2)

INVESTMENT TRANSACTIONS

For the year ended June 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Defensive Growth Fund	$ 58,049,868	$ 53,467,667
Income Trends Fund	114,248,748	135,188,608
Absolute Return Fund	479,478,413	526,588,599
Quantitative Strategies Fund	166,781,666	186,912,820

There were no government securities purchased or sold by the Funds during the year.

(3)

OPTIONS WRITTEN

A summary of option contracts written by the Income Trends Fund during the year ended June 30, 2012 were as follows:

	Call Options
	Number of Options *	Option Premiums
Options outstanding at beginning of year	$ -	$ -
Options written	20,224	932,295
Options covered	-	-
Options exercised	(8,509)	(503,472)
Options expired	(11,715)	(428,823)

Options outstanding at end of year	$ -	$ -

* One option contract is equivalent to one hundred shares of common stock.

(4)

INVESTMENT MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

America First Capital Management, LLC (“AFCM” or the “Manager”) acts as investment advisor for the Funds pursuant to the terms of the Investment Management Agreements (the “Management Agreements”). Under the terms of the Management Agreements, AFCM is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions. The Management Agreements provide that the Manager will provide the Funds with investment advice and supervision and will continuously furnish an investment program for the Funds consistent with the investment objectives and policies of the Funds. For its services under the Management Agreements, the Manager is paid a monthly management fee at the annual rate of 1.50%, 1.25%, 1.50% and 1.00% of the average daily net assets of the Defensive Growth Fund, Income Trends Fund, Absolute Return Fund and Quantitative Strategies Fund, respectively. For the year ended June 30, 2012, the Defensive Growth Fund incurred $181,236 of management fees, before waiver and reimbursements described below. As of June 30, 2012, there was $11,197 due to the Manager for the Defensive Growth Fund. For the year ended June 30, 2012, Income Trends Fund incurred $361,651 of management fees, before waiver and reimbursements described below. As of June 30, 2012, there was $21,124 due to the Manager for the Income Trends Fund. For the year ended June 30, 2012, the Absolute Return Fund incurred $1,085,313 of management fees, before waiver and reimbursements described below. As of June 30, 2012, there was $58,825 due to the Manager for the Absolute Return Fund. For the year ended June 30, 2012, the Quantitative Strategies Fund incurred $499,318 of management fees, before the waivers and reimbursements described below. As of June 30, 2012, there was $17,316 due to the Manager for the Quantitative Strategies Fund.

AMERICA FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

(4)

INVESTMENT MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS (continued)

AFCM and the Funds have entered into an Expense Limitation Agreements under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses and extraordinary expenses) at 2.45% for Class A, 1.95% for Class I and 2.95% for Class U of the Defensive Growth Fund’s average daily net assets through October 31, 2012; at 2.20% for Class A, 1.70% for Class I and 2.70% for Class U of the Income Trends Fund’s average daily net assets through October 31, 2012; at 2.45% for Class A, 1.95% for Class I and 2.95% for the Class U of the Absolute Return Fund’s average daily net assets through October 31, 2012 and 1.50% for Class A and 2.25% for Class C of the Fund’s average daily net assets through October 31, 2012 for the Quantitative Strategies Fund. Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which those particular expenses are incurred, if the Funds are able to make the repayments without exceeding the expense limitations in effect at that time and the repayments are approved by the Board of Trustees. For the year ended June 30, 2012, the Manager waived management fees of $74,769 for the Defensive Growth Fund. For the year ended June 30, 2012, the Manager may recapture $23,101 and $74,769 no later than June 30, 2014 and June 30, 2015, respectively, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2012, the Manager waived management fees of $51,974 for the Income Trends Fund. The Manager may recapture $35,882 and $51,974 no later than June 30, 2014 and June 30, 2015, respectively, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2012, the Manager waived management fees of $3,266 for the Absolute Return Fund. For the year ended June 30, 2012, the Manager may recapture $3,266 no later than June 30, 2015, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2012, the Manager waived management fees of $109,711 for the Quantitative Strategies Fund. The Manager may recapture $134,924, $138,204 and $109,711 no later than June 30, 2013, June 30, 2014 and June 30, 2015, respectively, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $100 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2012, the Funds incurred $180,449 for such fees.

        A Trustee and Officer of the Trust is also the controlling member of MFund Services  [and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust)], and is not paid any fees directly by the Trust for serving in such capacities.

Matrix 360 Administration, LLC (“Matrix”) served as the Fund’s administrator, fund accountant and transfer agent through April 27, 2012. Effective April 27, 2012, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust. Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman. The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay to the Manager a monthly fee for distribution and shareholder servicing expenses. Under the Plan, the Funds may pay up to 0.50% and for Class A and 1.00% for Class U, respectively, per year of its average daily net assets of the Defensive Growth Fund, the Income Trends Fund and the Absolute Return Fund for such distribution and shareholder service activities.  The Quantitative Strategies Fund may pay up to 0.25% for Class A and 1.00% for Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  The Manager may, in turn, pay such fees to dealers and other financial service organizations for eligible services provided by those parties to the Funds.  The Distribution Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

For the year ended June 30, 2012, AFCM received $23,582, $6,147, $11,653 and $14,470 from Defensive Growth Fund, the Income Trends Fund, Absolute Return Fund and Quantitative Strategies Fund, respectively, in underwriter concessions from the sale of shares of the Funds.

For the year ended June 30, 2012, AFCM received contingent deferred sales charges from certain redemptions of the Quantitative Strategies Fund’s Class C shares of $50,299. The respective shareholders pay such charges, which are not an expense of the Fund.

AMERICA FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

(5)   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended June 30, 2012 and June 30, 2011 were as follows:

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts and grantor trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The following Fund incurred and elected to defer such late year losses as follows:

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds, including unlimited carryover on future capital losses.  At June 30, 2012, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/ (losses), net operating losses, short-term gains, adjustments for reclassification of return of capital distributions, passive foreign investment companies, real estate investment trusts, partnerships and grantor trusts and adjustments for the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the period ended June 30, 2012 as follows:

AMERICA FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

(6)

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2012, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

Ownership	Defensive Growth Fund			Income Trends Fund
	Class A	Class I	Class U	Class A	Class I	Class U
LPL Financial Corp.	-	49%	-	-	41%	-

Ownership	Absolute Return Fund			Quantitative Strategies Fund
	Class A	Class I	Class U	Class A	Class C
LPL Financial Corp.	-	78%	-	-	-

(7)

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

(8)

PAYMENTS BY AFFILIATES AND NET GAINS (LOSSES) REALIZED ON TRADING ERROR

As a result of a trade error by the Manager, the Income Trends Fund and Quantitative Strategies Fund incurred an aggregate loss of $7,744 and $41,310, respectively, which were reimbursed by the Manager, resulting in a net loss to the Funds of $0.

 (9)

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

the Mutual Fund Series Trust and the Shareholders

of the America First Defensive Growth Fund,

the America First Income Trends Fund,

the America First Absolute Return Fund and

the America First Quantitative Strategies Fund

We have audited the accompanying statements of assets and liabilities of the America First Defensive Growth Fund, the America First Income Trends Fund, the America First Absolute Return Fund and the America First Quantitative Strategies Fund, each a series of shares of beneficial interest of the Mutual Fund Series Trust, including the schedules of investments, as of June 30, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the respective years or periods presented.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the America First Defensive Growth Fund, the America First Income Trends Fund, the America First Absolute Return Fund and the America First Quantitative Strategies Fund as of June 30, 2012, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2012

Additional Information (Unaudited)

Reference is made to the Prospectus and the Statements of Additional Information for descriptions of the Management Agreements, Services Agreements and Distribution (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset value of shares of the Funds.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov.  The Funds’ Form N-Qs may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-217-8363; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-217-8363; and on the Commission’s website at http://www.sec.gov.

Board Deliberations Regarding Renewal of the Management Agreement with respect to the AmericaFirst Absolute Return Fund, AmericaFirst Defensive Growth Fund,  AmericaFirst Income Trends Fund and AmericaFirst Quantitative Strategies Fund  (Unaudited)

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously renewed the Management Agreement between the Trust, on behalf of the AmericaFirst Absolute Return Fund, AmericaFirst Defensive Growth Fund,  AmericaFirst Income Trends Fund and AmericaFirst Quantitative Strategies Fund  (each a “Fund” and collectively, the “Funds”), and AmericaFirst Capital Management, LLC (“AFCM” or the “Adviser”) at a meeting of the Board of Trustees held on January 26, 2012.  In connection with their deliberations, the Board reviewed materials prepared by Adviser with respect to the Funds.

Nature, Extent and Quality of Services.  As to the nature, extent and quality of the services provided by AFCM to the Funds, the Trustees reviewed AFCM’s Form ADV, which provided information on the corporate structure, officers, owners, and compliance record of AFCM.  The Trustees noted that AFCM had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Funds’ investment policies and limitations, as well as federal securities laws.  The Board then noted that it had reviewed financial information about the firm provided by AFCM.  The Trustees considered the investment experience of the portfolio manager for the Funds, as well as the quality of the administrative services provided by AFCM.  The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

Performance.  As to the Funds’ performance, the Board referred to materials from AFCM regarding the past performance of each Fund for the one- and three-month periods and one- and three-year periods, as applicable, as well as since inception.  The Board also noted that the Quantitative Strategies Fund was rated by Morningstar as a “5-Star” rated fund and has earned Lipper’s highest ranking in three separate categories.  As a result of its review of the Funds’ performance, the Board concluded that the performance of the Funds was acceptable.

Fees and Expenses.  As to comparative fees and expenses, the Trustees considered the management fees paid by each Fund and compared them to management fees paid by a peer group of similarly managed funds selected by AFCM.  The Trustees also compared the total expense ratio of each Fund with the expense ratios of the funds in the peer group  The Board noted that each Fund’s expense ratio was below the average for funds in the respective peer group.  They also noted that each Fund’s management fee was above the average for funds in the respective peer group, but in line with or lower than certain funds in the peer group.  The Trustees concluded that each Fund’s management fee was acceptable in light of the quality of services each Fund receives from AFCM, each Fund’s performance and the level of fees paid by funds in each peer group.

Profitability.  As to the costs of the services to be provided and the profits to be realized by AFCM, the Trustees reviewed financial information provided by AFCM, and noted that AFCM is participating in expense cap arrangements.  Based on their review, the Trustees concluded that they were satisfied that AFCM’s level of profitability from its relationship with the Funds was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for AFCM to share its economies of scale with the Funds and their respective shareholders if a Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Funds had not yet reached asset levels where AFCM could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at this time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Conclusion.  As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and AFCM is in the best interests of each of the Funds and its respective shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the renewal of the Management Agreement.

TRUSTEES AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-877-217-8363.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2, Omaha, NE 68137 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 2000. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	[25]	None
Tiberiu Weisz c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2, Omaha, NE 68137 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	[25]	None

Dr. Bert Pariser The MITCU Corp. 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	[25]	None

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street, Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Chief Executive Officer	Trustee since 7/2006; President and Chief Executive Officer since 4/2012

Managing Member, Catalyst Capital Advisors LLC, January 2006- present;

President, MFund Services LLC, 1/2012 to present;

President, Abbington Capital Group LLC, 1998- present;

President,  Mutual Advisors, Inc., 3/2011 to present;

CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 3/2010;

SVP Business Development, Integrity Mutual Funds, Inc., 5/2003- 7/2006.

				[25]	None

Erik Naviloff 450 Wireless Blvd Hauppauge, New York 11788 Year of Birth: 1968	Treasurer and Principal Financial Officer and	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A
Debra Brown CCO Compliance 32 Saddlebrook lane Phoenixville, PA 19460 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

* The term of office of each Trustee is indefinite.

** The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

Mutual Fund Series Trust

5 Abbington Drive

Lloyd Harbor, NY 11743

MANAGER

AmericaFirst Capital Management, LLC

8150 Sierra College Blvd.

Suite 290

Roseville, CA  95661

ADMINISTRATOR & TRANSFER AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

DISTRIBUTOR

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

7 Easton Oval

Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2012	2011
AmericaFirst Quantitative Strategies Fund	$11,000	$11,000
AmericaFirst Absolute Return Fund	11,000	11,000
AmericaFirst Income Trends Fund	11,000	11,000
AmericaFirst Defensive Growth Fund	10,500	10,500

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2012	2011
AmericaFirst Quantitative Strategies Fund	$2,000	$2,000
AmericaFirst Absolute Return Fund	2,500	2,500
AmericaFirst Income Trends Fund	2,500	2,500
AmericaFirst Defensive Growth Fund	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2012 and 2011 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2012 and 2011 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: September 6, 2012